UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2018

HOLLY BROTHERS PICTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55018	46-2111820
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

8221 E. Washington Street, Chagrin Falls, OH 44023

(Address of principal executive offices and zip code)

(440) 543-4645

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2018, Holly Brothers Pictures, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with PBC Group, LLC and Black Car, Inc. (collectively, the “Sellers”), pursuant to which the Company acquired 100% of the equity interests in Power Blockchain, LLC (“Power Blockchain”) from the Sellers in exchange for the issuance for convertible notes in aggregate principal amount of $2.2 million (the “Notes”). The Notes: (i) mature five years from the date of issuance: (ii) accrue interest at 5% per annum; (iii) require repayment in four equal installments on the second, third, fourth and fifth anniversary dates after issuance; and (iv) are convertible at the option of the holder into Company common stock at a conversion price of $0.13 per share.

The foregoing description of the Exchange Agreement and form of Note do not purport to be complete and are qualified in its entirety by reference to the Exchange Agreement and form of Note, copies of which are attached hereto as Exhibits 10.3 and 10.4, and are incorporated herein by reference.

On January 25, 2018, the Company completed a share purchase agreement with Anton Yeranossian, Irina Seppanen and A&A Medical Supply, LLC pursuant to which the Company agreed to purchase from such shareholders an aggregate of 2,661,172 shares of Company common stock for an aggregate purchase price of $340,000.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Effective January 25, 2018, the Company entered into promissory notes with three accredited investors pursuant to which the Company borrowed $340,000. The promissory notes accrue interest at 10% per annum and mature on July 31, 2018.

Upon consummation of the Exchange Agreement described in Item 1.01 above, Power Blockchain became a wholly owned subsidiary of the Company.  Power Blockchain currently has outstanding debt obligations in aggregate principal amounts of $570,000, accruing interest at rates between 12-13% per annum, which obligations are overdue and are in default.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.03 are incorporated herein by reference. The issuances of the Notes described in Item 1.01 and the promissory notes described in Item 2.03 were made pursuant to Section 4(a)(2) of the Securities Act since the foregoing issuances and sales did not involve a public offering, the recipients took the securities for investment and not resale, the Company took appropriate measures to restrict transfer, and the recipients were “accredited investors” as defined in the Securities Act.

Item 5.01 Changes in Control of Registrant.

As a result of the issuance of the shares of Company common stock to Brent Willson and Steve Bond pursuant to the employment agreements described in Item 5.02, which is incorporated herein by reference, Col. Willson and Mr. Bond own 62.3% and 20.8%, respectively, of the Company issued and outstanding shares of common stock.  The foregoing assumes that the Company does not exercise its repurchase rights set forth in the employment agreements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 25, 2018, the Company’s Board appointed Brent Willson and Steve Bond as members of the Company’s Board of Directors, and on such date, Anton Yeranossian resigned from the Company’s Board of Directors.  Mr. Yeranossian’s resignation was not a result of or caused by any disagreement with the Company.

On January 29, 2018, the Company entered into an at-will employment agreement with Col. Brent Willson pursuant to which Col. Willson agreed to serve as Chief Executive Officer and President of the Company commencing on such date. The agreement provides for an annual salary of $150,000. Contemporaneous with Col. Willson’s execution of the agreement, Col. Willson purchased from the Company 750,000 shares of Company common stock at a purchase price of $0.001 per share; provided that if Col. Willson’s employment with the Company is terminated the Company has the right to repurchase from Col. Willson, at a purchase price of $0.05 per share, such number of purchased shares as is equal to 750,000 multiplied by “X” divided by 36, where “X” equals 36 minus the number of whole months Col. Willson has provided services to the Company; provided further that if the Company terminates Col. Willson for “cause” all purchased shares may be repurchased by the Company for the initial purchase price paid by the Company.

Brent Willson recently retired after 30-years of distinguished service with the United States Marine Corps. Col. Willson rose to the rank of USMC Colonel where he was responsible for large acquisitions, security, facilities and infrastructure. At the Office of the Secretary of Defense Acquisition, Col. Willson was responsible for managing the DoD’s portfolio of helicopters and tilt-rotor aircraft.  Col. Willson was rated as the #1 command in the Marine Corps as the Commanding Officer of Headquarters and Service Battalion at MARFORPAC. Under his leadership, MARFORPAC’s classified data center was overhauled and upgraded and subsequently evaluated by DoD to be in the top one percent of all DoD data centers. Col. Willson holds a BS in Business Administration, a Masters of Military Science and a Masters of National Security and Strategic Studies.

On January 29, 2018, the Company entered into an at-will employment agreement with Mr. Steve Bond pursuant to which Mr. Bond agreed to serve as Chief Financial Officer of the Company commencing on such date. The agreement provides for an annual salary of $100,000. Contemporaneous with Mr. Bond’s execution of the agreement, Mr. Bond purchased from the Company 250,000 shares of Company common stock at a purchase price of $0.001 per share; provided that if Mr. Bond’s employment with the Company is terminated the Company has the right to repurchase from Mr. Bond, at a purchase price of $0.05 per share, such number of purchased shares as is equal to 750,000 multiplied by “X” divided by 36, where “X” equals 36 minus the number of whole months Mr. Bond has provided services to the Company; provided further that if the Company terminates Mr. Bond for “cause” all purchased shares may be repurchased by the Company for the initial purchase price paid by the Company.

Over the last 15 years, Steve Bond has worked with over 100 companies as a consulting executive in finance, strategy and revenue growth. After leaving his 36-employee CFO consulting firm in 2013, Mr. Bond shifted his attention specifically to technology commercialization, working with companies ranging from semiconductor sensing technology to software and ecommerce. Mr. Bond graduated Summa Cum Laude in Finance from San Diego State University in 2000. Mr. Bond has been active in the San Diego Rotary Club and serves on the Board of Promises to Kids.

The foregoing description of the employment agreements do not purport to be complete and are qualified in its entirety by reference to the employment agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 8.01 Other Events.

Effective upon the Company’s acquisition of Power Blockchain and hiring of new management, the Company has determined to cease its previously disclosed strategy of pursuing the business of re-building wheelchairs in disrepair and the sales of wheelchairs.

The Company’s new subsidiary, Power Blockchain, is a start-up venture that specializes in blockchain mining for the Bitcoin network, the computer intensive process required to verify and record the digital exchange of money for crypto-currency transactions. In exchange for processing these complex mathematical equations, Power Blockchain will be rewarded with digital currency. Power Blockchain has yet to commence meaningful operations, and will require new capital investment to execute upon its business strategy.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company intends to file with the SEC the pro forma information required by Item 9.01(b) within 71 days of the date on which this Current Report on Form 8-K was required to be filed with the SEC.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between Holly Brothers Pictures, Inc. and Brent Willson dated January 29, 2018
10.2	Employment Agreement between Holly Brothers Pictures, Inc. and Steve Bond dated January 29, 2018
10.3	Exchange Agreement between Holly Brothers Pictures, Inc., PBC Group, LLC and Black Car, Inc. dated February 1, 2018
10.4	Form of five-year Note issued in Exchange Agreement between Holly Brothers Pictures, Inc., PBC Group, LLC and Black Car, Inc. dated February 1, 2018
10.5	Form of promissory notes due July 31, 2018 issued effective January 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY BROTHERS PICTURES, INC.

Date: February 2, 2018

By: /s/ Steve Bond
Steve Bond, CFO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Holly Brothers Pictures, Inc. and Brent Willson dated January 29, 2018
10.2	Employment Agreement between Holly Brothers Pictures, Inc. and Steve Bond dated January 29, 2018
10.3	Exchange Agreement between Holly Brothers Pictures, Inc., PBC Group, LLC and Black Car, Inc. dated February 1, 2018
10.4	Form of five-year Note issued in Exchange Agreement between Holly Brothers Pictures, Inc., PBC Group, LLC and Black Car, Inc. dated February 1, 2018
10.5	Form of promissory notes due July 31, 2018 issued effective January 25, 2018